Exhibit 99.2

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (as the same may be amended from time to time in accordance with its terms, this “Agreement”), dated as of March 10, 2026, by and among the Persons listed on Schedule A hereto (each a “Shareholder” and collectively, the “Shareholders”) in each such person’s capacity as a shareholder of UniFirst Corporation, a Massachusetts corporation (the “Company”), and Cintas Corporation, a Washington corporation (“Parent”). Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Merger Agreement (as defined below).

WHEREAS, in order to induce Parent, Bruin Merger Sub I, Inc., a Delaware corporation and a direct, wholly owned Subsidiary of Parent (“Merger Sub Inc.”), and Bruin Merger Sub II, LLC, a Delaware limited liability company and a direct, wholly owned Subsidiary of Parent (“Merger Sub LLC”), to enter into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), with the Company, Parent has requested each Shareholder, and each Shareholder has agreed, to enter into this Agreement with respect to the number of shares of Company Common Stock and Company Class B Common Stock (collectively, the “Shares”) that such Shareholder beneficially owns as of the date hereof and are set forth next to such Shareholder’s name on Schedule A hereto (together with such additional Shares or voting securities of which such Shareholder acquires record or beneficial ownership after the date hereof, such Shareholder’s “Subject Shares”).

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE 1

GRANT OF PROXY; VOTING AGREEMENT

Section 1.01. Voting Agreement. Beginning on the date hereof until the Expiration Date, each Shareholder hereby irrevocably and unconditionally agrees that at any meeting of the shareholders of the Company, however called, and at any adjournment thereof, at which the Merger Agreement (or any amended version thereof) or the transactions contemplated thereby are submitted for the consideration and vote of the shareholders of the Company, and in connection with any written consent of the shareholders of the Company, or in any other circumstance in which the vote, consent or other approval of the shareholders of the Company is sought, each Shareholder shall, in each case to the fullest extent that its Subject Shares are entitled to vote thereon or consent thereto, (a) appear at such meeting or otherwise cause its Subject Shares to be counted as present thereat for purposes of calculating a quorum, and (b) vote (or cause to be voted), in person or by proxy, or, if applicable, deliver (or cause to be delivered) a written consent with respect to all Subject Shares that such Shareholder is entitled to vote at the time of any vote or action by written consent (i) in favor of the approval and adoption (as applicable) of the Merger Agreement and the transactions contemplated thereby, including the First

Merger, (ii) in favor of any proposal to adjourn a meeting of the shareholders of the Company to solicit additional proxies in favor of the approval and adoption (as applicable) of the Merger Agreement and the transactions contemplated thereby, including the First Merger, and (iii) against any (1) Company Acquisition Proposal, (2) reorganization, recapitalization, liquidation or winding-up of the Company or any other extraordinary transaction involving the Company, (3) action, or agreement or amendment to the Articles of Organization or Bylaws, in each case, the consummation of which would reasonably be expected to, individually or in the aggregate, impair in any respect the ability of the Company to perform its obligations under the Merger Agreement or consummate the Mergers, or prevent or delay the consummation of any of the Mergers and the other transactions contemplated by the Merger Agreement, (4) any action or agreement that would reasonably be expected to result in a breach or violation of any covenant, representation or warranty or any other obligation of such Shareholder contained in this Agreement and (5) any amendment to the Articles of Organization or Bylaws, in each case, that would reasonably be expected to result in the conversion of the Company Class B Common Stock into shares of Company Common Stock.

Section 1.02. Irrevocable Proxy. Each Shareholder hereby revokes any and all previous proxies granted with respect to its Subject Shares (and such Shareholder hereby represents that any such prior proxy is revocable), other than proxies granted solely with respect to Routine Matters (as defined below). By entering into this Agreement, such Shareholder hereby grants a proxy appointing Parent as such Shareholder’s attorney-in-fact and proxy, with full power of substitution, for and in such Shareholder’s name with respect to the Subject Shares, effective as of the date hereof and continuing until the Expiration Date, to vote, express consent or dissent, or otherwise to utilize such voting power solely as contemplated by Section 1.01 above. The proxy granted by such Shareholder pursuant to this Section 1.02 is irrevocable and is granted in consideration of Parent entering into this Agreement and the Merger Agreement and incurring certain related fees and expenses. The proxy granted by such Shareholder shall automatically be revoked upon the Expiration Date. Each Shareholder hereby ratifies and confirms all actions that the proxy appointed hereunder may lawfully do or cause to be done in accordance with this Section 1.02. Each Shareholder intends this proxy to be irrevocable and unconditional during the term of this Agreement and coupled with an interest and will take such further action or execute such other instruments as may be reasonably necessary to effect the intent of this proxy. Each Shareholder hereby agrees not to grant any proxy during the term of this Agreement with respect to any Subject Shares, except for the granting of proxies for the Company’s annual meeting with respect to the election of directors, approval of the compensation of the Company’s named executive officers, and ratification of the appointment of the Company’s auditors, provided that such proxies do not affect and are not inconsistent with the voting obligations of the Shareholder under this Agreement (collectively, “Routine Matters”). Any attempt by such Shareholder to grant a proxy, vote, consent or express dissent with respect to (or otherwise to utilize the voting power of) its Subject Shares in a manner inconsistent with the proxy granted pursuant to this Section 1.02 shall be null and void ab initio.

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ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS

Each Shareholder represents and warrants to Parent that:

Section 2.01. Corporate Authorization; Binding Agreement. The execution, delivery and performance by such Shareholder of this Agreement and the consummation by such Shareholder of the transactions contemplated hereby are within the organizational, individual or trust powers of such Shareholder and have been duly authorized by all necessary action on the part of such Shareholder. This Agreement constitutes a legal, valid and binding Agreement of such Shareholder, enforceable against such Shareholder in accordance with its terms, subject to applicable bankruptcy, insolvency (including all Laws related to fraudulent transfers), reorganization, moratorium or other similar Laws, now or hereafter in effect, affecting creditors’ rights and remedies generally and the remedies of specific performance and injunctive and other forms of equitable relief that may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought (the “Enforceability Exceptions”). If such Shareholder is married and the Subject Shares set forth on Schedule A hereto opposite such Shareholder’s name constitute community property under applicable Laws, this Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding agreement of, such Shareholder’s spouse. If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into and perform this Agreement. Other than as provided in the Merger Agreement and except for any filings by such Shareholder with the SEC, the execution, delivery and performance by such Shareholder of this Agreement does not require any action by or in respect of, or any notice, report or other filing by such Shareholder with or to, or any consent, registration, approval, permit or authorization from, any Governmental Authority, other than any actions or filings the absence of which would not reasonably be expected to, individually or in the aggregate, prevent or delay or impair or otherwise adversely impact such Shareholder’s ability to perform its obligations hereunder.

Section 2.02. Non-Contravention. The execution, delivery and performance by such Shareholder of this Agreement and the performance of its obligations hereunder do not and will not (i) if such Shareholder is an entity, violate the certificate of incorporation or bylaws (or other comparable organizational documents) of such Shareholder or, if such Shareholder is a trust (including the trustees thereof), violate the governing instruments of such trust, (ii) violate any applicable Law, (iii) require any consent, payment, notice to, or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which such Shareholder is entitled under any provision of any agreement or other instrument binding on such Shareholder, except as would not reasonably be expected to, individually or in the aggregate, prevent or delay or impair or otherwise adversely impact such Shareholder’s ability to perform its obligations hereunder or (iv) result in the creation or imposition of any Lien on any asset of such Shareholder (including the Subject Shares).

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Section 2.03. Ownership of Shares. Such Shareholder is the sole record and beneficial owner of the Subject Shares, free and clear of any Liens (other than any Liens created by this Agreement or Liens arising under Securities Laws) or any restriction on the right to vote or otherwise dispose of the Subject Shares. Except as otherwise provided in Article 1 of this Agreement, such Shareholder has, and will have at all times during the term of this Agreement, the sole right to vote and direct the vote of, and to dispose of and direct the disposition of, such Shareholder’s Subject Shares, and there are no Contracts of any kind, contingent or otherwise, obligating such Shareholder to Transfer, or cause to be Transferred, any of its Subject Shares, and no Person has any contractual or other right or obligation to purchase or otherwise acquire any of such Shareholder’s Subject Shares. Except for this Agreement, none of such Shareholder’s Subject Shares are subject to any voting agreement, voting trust or other agreement or arrangement, including any proxy, consent or power of attorney. For purposes of this Agreement, “beneficial ownership” and “beneficially own” and similar terms have the meaning set forth in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Section 2.04. Total Shares. Except for its Subject Shares set forth on Schedule A hereto, such Shareholder does not beneficially own any equity interests, or any securities representing the right to purchase or otherwise receive any equity interests, of the Company.

Section 2.05. Reliance. Such Shareholder acknowledges that it has had the opportunity to seek independent legal advice from legal counsel of such Shareholder’s own choosing prior to executing this Agreement. Such Shareholder understands and acknowledges that Parent is entering into the Merger Agreement, in part, in reliance upon such Shareholder’s execution, delivery and performance of this Agreement and upon the representations, warranties, covenants and other agreements of such Shareholder contained in this Agreement.

Section 2.06. Absence of Litigation. Such Shareholder represents that there is no Proceeding pending or, to the knowledge of such Shareholder, threatened against such Shareholder or any of its properties or assets (including such Shareholder’s Subject Shares) before (or, in the case of threatened Proceedings, that would be before) or by any Governmental Authority or arbitrator that would reasonably be expected to, individually or in the aggregate, prevent or delay or impair or otherwise adversely impact such Shareholder’s ability to perform its obligations hereunder.

Section 2.07. Other Agreements. Except for this Agreement, such Shareholder represents that such Shareholder has not (i) taken any action that would or would reasonably be expected to (A) make any representation or warranty of such Shareholder set forth in this Agreement untrue, (B) violate or conflict with such Shareholder’s covenants and obligations under this Agreement or (C) have the effect of preventing or disabling such Shareholder from performing any of its obligations under this Agreement or (ii) granted any proxies or powers of attorney, or any other authorization or consent with respect to any of the Subject Shares with respect to the matters set forth in Section 1.01.

Section 2.08. Finder’s Fees. No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Parent or the Company in respect of this Agreement based upon any arrangement or agreement made by or on behalf of such Shareholder in such Shareholder’s capacity as such.

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Section 2.09. No Other Representations. Such Shareholder acknowledges and agrees that, other than the representations expressly set forth in this Agreement, Parent has not made, and is not making, any representations or warranties to such Shareholder with respect to Parent, the Merger Agreement or any other matter. Such Shareholder hereby specifically disclaims reliance upon any representations or warranties (other than the representations expressly set forth in this Agreement).

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF PARENT

Parent represents and warrants to each Shareholder as follows:

Section 3.01. Corporation Authorization. The execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the transactions contemplated hereby are within the corporate powers of Parent and have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding agreement of Parent, enforceable against Parent in accordance with its terms, subject to the Enforceability Exceptions.

Section 3.02. Non-Contravention. The execution, delivery and performance by Parent of this Agreement and the performance of its obligations hereunder do not and will not (i) violate the certificate of incorporation or bylaws (or other comparable organizational documents) of Parent, (ii) violate any applicable Law, and (iii) other than the filing of a Schedule 13D with the SEC, require any consent, payment, notice to, or other action by any Person, except, with respect to clauses (ii) and (iii), as would not reasonably be expected to, individually or in the aggregate, prevent or delay or impair or otherwise adversely impact Parent’s ability to perform its obligations hereunder.

Section 3.03. No Other Representations. Parent acknowledges and agrees that other than the representations expressly set forth in this Agreement, each Shareholder has not made, and is not making, any representations or warranties to Parent with respect to such Shareholder, the Merger Agreement or any other matter. Parent hereby specifically disclaims reliance upon any representations or warranties (other than the representations expressly set forth in this Agreement).

Section 3.04. Parent Shares. The shares of Parent Common Stock to be received by each Shareholder pursuant to the Mergers will be issued pursuant to the Form S-4 and will not be subject to any restrictive legends or stop transfer orders with Parent’s transfer agent.

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ARTICLE 4

COVENANTS OF SHAREHOLDERS

Each Shareholder hereby covenants and agrees that:

Section 4.01. Encumbrances on Subject Shares. Except pursuant to the terms of this Agreement, prior to the Expiration Date such Shareholder shall not, without the prior written consent of Parent, directly or indirectly, (i) enter into any voting trust or other agreement or arrangement with respect to the voting of any Subject Shares, (ii) sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect sale, assignment, transfer, encumbrance or other disposition of (including by gift, and whether by merger, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise, and including pursuant to any derivative transaction), any Subject Shares (or any beneficial ownership therein or portion thereof) during the term of this Agreement or consent to any of the foregoing (each, a “Transfer” (which defined term includes derivations of such defined term)), (iii) otherwise permit any Liens to be created on any of such Shareholder’s Subject Shares or (iv) enter into any Contract with respect to the direct or indirect Transfer of any of such Shareholder’s Subject Shares. Notwithstanding the foregoing, nothing herein shall prohibit (x) a Permitted Transfer or (y) any Shareholder executing this Agreement in his or her individual capacity from using Shares received upon the vesting, exercise or settlement of equity awards as payment for taxes due upon such event, in each case in the ordinary course of business consistent with past practice. “Permitted Person” shall mean, if such Shareholder is an individual, any person or entity if and to the extent required by any non-consensual legal order, by divorce decree or by will, intestacy or other similar law. A “Permitted Transfer” shall mean (i) a Transfer to a Permitted Person so long as the transferee of such Subject Shares evidences in a writing in form and substance reasonably satisfactory to Parent such transferee’s agreement to be bound by and subject to the terms and provisions hereof to the same effect as the transferring Shareholder, and upon such transfer shall be deemed a Shareholder hereunder and (ii) any transfers denoted on Schedule A as described therein. Such Shareholder hereby agrees that this Agreement and the obligations hereunder shall attach to such Shareholder’s Subject Shares and shall be binding upon any Person to which legal or beneficial ownership shall pass, whether by operation of law or otherwise, including its successors or permitted assigns, and if any involuntary Transfer of any of such Shareholder’s Subject Shares shall occur (including a sale by such Shareholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Shareholder’s Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement as such Shareholder for all purposes hereunder. Such Shareholder agrees that, prior to the Expiration Date, it shall not become a member of a “group” (as defined under Section 13(d) of the Exchange Act) with respect to any equity interests in the Company for the purpose of opposing or competing with the transactions contemplated by the Merger Agreement. Each Shareholder hereby agrees not to request that the Company register the transfer of any certificate or uncertificated interest representing any or all of the Subject Shares and each Shareholder authorizes the Company to impose stop orders to prevent the Transfer of any of such Shareholder’s Subject Shares in violation of this Agreement.

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Section 4.02. Other Offers.

(a) Each Shareholder shall not, and shall not authorize, allow or permit any of its Representatives to, directly or indirectly, (i) initiate, seek, solicit, knowingly facilitate, knowingly encourage (including by way of furnishing any nonpublic information) or knowingly induce or knowingly take any other action that would reasonably be expected to lead to the submission of any Company Acquisition Proposal, (ii) enter into, engage in or participate in any negotiations, communications or discussions with, furnish any nonpublic information relating to the Company or any of its Subsidiaries or afford access to the business, properties, assets, books, records work papers and other documents related to the Company or any of its Subsidiaries to, otherwise cooperate in any way with, or knowingly assist, participate in, facilitate or encourage any effort by any Person (other than Parent or any of its Representatives) that is seeking to make, or has made, a Company Acquisition Proposal, (iii) enter into any agreement in principle, letter of intent, indication of interest, memorandum of understanding, term sheet, merger agreement, acquisition agreement, option agreement or other similar instrument relating to a Company Acquisition Proposal or (iv) agree to do any of the foregoing. Each Shareholder shall, and shall cause its Representatives to, cease immediately and cause to be terminated any and all existing activities, discussions or negotiations, if any, with any Person (or any Representatives of any Person) other than Parent (or any of its Representatives) conducted prior to the date hereof with respect to any Company Acquisition Proposal made by such Person. Each Shareholder will promptly notify the Company Board after receipt of a Company Acquisition Proposal or any indication that any Person is considering making a Company Acquisition Proposal or any request for nonpublic information relating to the Company or any of its Subsidiaries or for access to the properties, books or records of the Company or any of its Subsidiaries by any Person that may be considering making, or has made, a Company Acquisition Proposal and will keep the Company Board fully informed of the status and details of any such Company Acquisition Proposal, indication or request.

(b) Notwithstanding anything to the contrary in this Section 4.02, any Shareholder who is a director of the Company shall be entitled to participate with the Company and its Representatives in any negotiations or discussions with any Person (including, without limitation, negotiating or discussing a voting agreement with a Person that would be entered into at any time after the termination of this Agreement), or any preparations therefor, in each case in connection with a Company Acquisition Proposal or a Company Superior Proposal to the extent that the Company is permitted to engage in such negotiations or discussions in accordance with Section 5.6 of the Merger Agreement.

Section 4.03. Appraisal Rights. Each Shareholder hereby irrevocably waives and agrees not to exercise any rights it may have to demand appraisal, dissent or any similar or related matter with respect to any Subject Shares that may arise with respect to the First Merger.

Section 4.04. Proceedings. Each Shareholder hereby agrees not to commence or participate in any Proceeding or claim, whether derivative or otherwise, against Parent, the Company or any of their respective Affiliates, or their respective boards of directors or members thereof or officers, relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement, or the consummation of the transactions contemplated thereby, including any such claim (A) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (B), in such Shareholder’s capacity as a shareholder of the Company, alleging a breach of any fiduciary duty of the Company Board in connection with the Merger Agreement or the transactions

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contemplated thereby, and such Shareholder hereby agrees to take all actions necessary to opt out of any class in any class action relating to the foregoing, provided that the foregoing shall not limit any actions taken by any Shareholder in response to any claims of the nature described in the foregoing clause (B) commenced against such Shareholder, its Affiliates or its Representatives; provided, further, that the foregoing shall not restrict any Shareholder from enforcing such Shareholder’s rights under this Agreement.

Section 4.05. Notice of Certain Events. Each Shareholder shall promptly notify Parent of any fact, change or development occurring or arising after the date hereof that causes, or would reasonably be expected to cause, any breach of any representation, warranty, covenant or agreement of such Shareholder hereunder.

Section 4.06. Adjustments. In the event of any stock split, stock dividend or distribution, reorganization, recapitalization, readjustment, reclassification, combination, exchange of shares or the like of the capital stock of the Company on, of or affecting the Subject Shares, then the terms of this Agreement shall apply to the equity interests of the Company, or to the securities representing the right to purchase or otherwise receive equity interests of the Company, as applicable, received in respect of the Subject Shares by such Shareholder immediately following the effectiveness of the events described in this Section 4.06, as though they were Subject Shares hereunder.

Section 4.07. Directors and Officers. Nothing in this Agreement shall limit or restrict any Shareholder who serves as a director or officer of the Company or any of its Subsidiaries in acting in his or her capacity as a director or as an officer, as applicable, of the Company or such Subsidiary, as applicable, it being understood that this Agreement applies to each Shareholder solely in his or her capacity as a shareholder of the Company and does not apply to, and shall not limit or affect in any manner, any such Shareholder’s actions, omissions, judgments or decisions as a director or officer, as applicable, of the Company or any of its Subsidiaries, and no such action, omission, judgment or decision, in such Shareholder’s capacity as director or officer (or in such affiliate or designee’s capacity as representative of the director or officer) of the Company or any of its Subsidiaries, including taking any action permitted by Section 5.6 of the Merger Agreement, shall violate any of such Shareholder’s agreements or obligations under this Agreement.

Section 4.08. Disclosure. Each Shareholder shall permit Parent and the Company to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document Parent or the Company determines to be necessary in connection with the Mergers and any transactions related thereto, such Shareholder’s identity and ownership of Subject Shares and the nature of such Shareholder’s commitments, arrangements and understandings under this Agreement.

Section 4.09. Additional Shares. In the event that any Shareholder acquires record or beneficial ownership of, or the power to vote or direct the voting of, any additional Shares or other voting interests with respect to the Company, including any Company Common Stock received upon the conversion of Company Class B Common Stock in accordance with the provisions of the Articles of Organization, such Shares or voting

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interests shall, without further action of the parties, be deemed Subject Shares and, subject to the provisions of this Agreement, the number of Shares held by such Shareholder shall be deemed amended accordingly, and such Shares or voting interests shall automatically become subject to the terms of this Agreement. Each Shareholder shall promptly notify Parent of any such event.

Section 4.10. No Conversion. Without limiting Section 4.01, from the date hereof until the Expiration Date, each Shareholder shall not convert (or cause to be converted) any shares of Company Class B Common Stock that are Subject Shares into shares of Company Common Stock. Any conversion of shares of Company Class B Common Stock in violation of this Agreement shall, to the fullest extent permitted by Law, be null and void ab initio.

ARTICLE 5

MISCELLANEOUS

Section 5.01. Interpretation; Certain Definitions. Unless specified otherwise, in this Agreement the obligations of any party consisting of more than one person are joint and several. The words “hereof,” “herein,” “hereby,” “hereunder” and “herewith” and words of similar import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to articles, sections, and schedules are to articles, sections and schedules of this Agreement, unless otherwise specified, and the headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement. Words describing the singular number shall be deemed to include the plural and vice versa, words denoting any gender shall be deemed to include all genders, words denoting natural persons shall be deemed to include business entities and vice versa and references to a Person are also to its permitted successors and assigns. The term “or” is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the phrase “without limitation.” “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to a “party” or the “parties” means a party or the parties to this Agreement unless the context otherwise requires. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. The parties have participated jointly in the negotiation and drafting of this Agreement and each has been represented by counsel of its choosing and, in the event of an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by such parties and no presumption or burden of proof will arise favoring or disfavoring any party due to the authorship of any provision of this Agreement.

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Section 5.02. Further Assurances. Parent and each Shareholder will, upon the reasonable request of the other party, execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws, to comply with its obligations under this Agreement.

Section 5.03. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to the Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to the relevant Shareholder, and Parent shall have no authority to exercise any power or authority to direct any Shareholder in the voting or disposition of any of the Subject Shares, except as otherwise expressly provided herein.

Section 5.04. Notices. All notices, consents and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by hand delivery, by prepaid overnight courier (providing written proof of delivery) or by confirmed electronic mail, addressed as follows:

if to Parent, to:

Cintas Corporation

6800 Cintas Boulevard

P.O. Box 625737

Cincinnati, Ohio

Attention: D. Brock Denton

Email: [***]

with a copy (which shall not constitute notice) to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, New York 10017

Attention: James P. Dougherty

     Shanu Bajaj

Email: [***]

     [***]

if to any Shareholder, to the address set forth on Schedule A opposite the name(s) of such Shareholder(s), with a copy to (which shall not constitute notice) to:

UniFirst Corporation

68 Jonspin Road

Wilmington, MA 01887

Attention: Michael Patrick

Email: [***]

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with a copy (which shall not constitute notice) to:

Paul Hastings LLP

200 Park Avenue

New York, NY 10166

Attention: Eduardo Gallardo

     Andrew Goodman

Email: [***]

   [***]

or to such other address, electronic mail address for a party as shall be specified in a notice given in accordance with this Section 5.04; provided, however, that any notice received by electronic mail (to the extent that no “bounce back” or similar message indicating non-delivery is received with respect thereto) or otherwise at the addressee’s location on any Business Day after 7:00 p.m. (addressee’s local time) or on any day that is not a Business Day shall be deemed to have been received at 9:00 a.m. (addressee’s local time) on the next Business Day; provided, further, that notice of any change to the address or any of the other details specified in or pursuant to this Section 5.04 shall not be deemed to have been received until, and shall be deemed to have been received upon, the later of the date specified in such notice or the date that is five (5) Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 5.04.

Section 5.05. Amendments; Termination. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or in the case of a waiver, by the party against whom the waiver is to be effective. This Agreement shall automatically terminate upon the earliest of (i) approval of the Merger Agreement at the Company’s Shareholders’ Meeting, (ii) the termination of the Merger Agreement in accordance with its terms, (iii) the Company Board effecting a Company Adverse Recommendation Change in compliance with the Merger Agreement, (iv) any amendment to the Merger Agreement without the prior written consent of a Shareholder that (A) decreases the amount or changes the form of the Merger Consideration, (B) imposes any additional material restrictions on or material additional conditions on the payment of the Merger Consideration to shareholders of the Company or (C) extends the Termination Date contemplated by the Merger Agreement (except if such extension is explicitly provided for in, and effected pursuant to, the Merger Agreement), and (v) the mutual written agreement of each party to this Agreement (any such date under clauses (i) through (v) being referred to herein as the “Expiration Date”). Notwithstanding the foregoing, (i) the provisions set forth in Section 4.03, Section 4.04, Section 4.08 and Article 5 (other than Section 5.02 and Section 5.13) shall survive the termination of this Agreement and (ii) no termination of this Agreement shall relieve any party hereto from liability, or otherwise limit the liability of any party hereto, for any willful and material breach of any covenant or other agreement contained in this Agreement that occurred prior to such termination. For purposes of this Agreement, “willful and material breach” shall mean an action or omission taken or omitted to be taken that the breaching party intentionally takes (or fails to take) and knows would, or would reasonably be expected to, result in a material breach of this Agreement.

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Section 5.06. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

Section 5.07. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto.

Section 5.08. Governing Law. This Agreement, including any claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance thereof or the transactions contemplated hereby, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state; provided, that the provisions of this Agreement which by their terms are governed by Massachusetts Law shall be governed and constructed in accordance with Massachusetts Law.

Section 5.09. Jurisdiction. The parties hereto agree that any action, suit or legal proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates) shall be brought in the Delaware Chancery Court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the parties hereby irrevocably consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such action, suit or legal proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such action, suit or legal proceeding in any such court or that any such action suit or legal proceeding brought in any such court has been brought in an inconvenient forum. Process in any such action, suit or legal proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 5.04 shall be deemed effective service of process on such party.

Section 5.10. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 5.11. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, it being understood that the parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, ..jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. This Agreement shall become effective

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when each party hereto shall have received a counterpart hereof signed (including by electronic signature) by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed (including by electronic signature) by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). No party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity. The liability of the Shareholders under this Agreement are several, and not joint and several. The parties agree that nothing in this Agreement shall be construed as implying joint liability in any case and that each party will be solely responsible for its own acts or omissions.

Section 5.12. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby, taken as a whole, is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 5.13. Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof, and that money damages, even if available, would not be an adequate remedy, and that the parties shall be entitled (without proof of actual damages and without being required to prove that money damages are an inadequate remedy) to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the performance of the terms and provisions hereof in the courts referred to in Section 5.09, in addition to any other remedy to which they may be entitled at law or in equity. The parties further agree to (a) waive any requirement for the securing or posting of any bond in connection with such remedy, and that such remedy shall be in addition to any other remedy to which a party is entitled at law or in equity and (b) not assert that a remedy of specific performance or an injunction is unenforceable, invalid, contrary to law or inequitable for any reason.

Section 5.14. Non-Recourse. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the persons or entities that are expressly identified as parties hereto and no former, current or future equityholders, controlling persons, directors, officers, employees, agents or Affiliates of any party hereto or any former, current or future shareholder, controlling person, director, officer, employee, general or limited partner, member,

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manager, agent or Affiliate or any of the foregoing (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any representations made or alleged to be made in connection herewith. Without limiting the rights of any party against the other parties hereto, in no event shall any party or any of its Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages for breach of this Agreement from, any Non-Recourse Party.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

CINTAS CORPORATION

By:	/s/ Todd M. Schneider
Name: Todd M. Schneider
Title: President & Chief Executive Officer

[Signature Page to Voting and Support Agreement]

QUEUE MANAGEMENT ASSOCIATES, INC

By:	/s/ Cynthia Croatti
Cynthia Croatti
President

[Signature Page to Voting and Support Agreement]

RED CAT MANAGEMENT ASSOCIATES, INC.

By:	/s/ Cynthia Croatti
Cynthia Croatti
President

[Signature Page to Voting and Support Agreement]

THE QUEUE LIMITED PARTNERSHIP

By:	Queue Management Associates, Inc.

By:	/s/ Cynthia Croatti
Cynthia Croatti
President

[Signature Page to Voting and Support Agreement]

THE RED CAT LIMITED PARTNERSHIP

By:	Red Cat Management Associates, Inc.

By:	/s/ Cynthia Croatti
Cynthia Croatti
President

[Signature Page to Voting and Support Agreement]

QTIP TRUST UNDER ARTICLE FOURTH UNDER THE RONALD D. CROATTI TRUST – 1993

By:	/s/ Cynthia Croatti
Cynthia Croatti, Trustee

By:	/s/ Matthew C. Croatti
Matthew C. Croatti, Trustee

[Signature Page to Voting and Support Agreement]

TRILOGY INVESTMENT PARTNERS LLC

By:	/s/ Cynthia Croatti
Cynthia Croatti
Manager

[Signature Page to Voting and Support Agreement]

THE MARIE CROATTI QTIP TRUST

By:	/s/ Cynthia Croatti
Cynthia Croatti, Trustee

[Signature Page to Voting and Support Agreement]

THE MARIE CROATTI RC TRUST – 2006

By:	/s/ Cynthia Croatti
Cynthia Croatti, Trustee

By:	/s/ Cecelia Levenstein
Cecelia Levenstein, Trustee

[Signature Page to Voting and Support Agreement]

THE MARIE CROATTI CL TRUST – 2006

By:	/s/ Cynthia Croatti
Cynthia Croatti, Trustee

By:	/s/ Cecelia Levenstein
Cecelia Levenstein, Trustee

[Signature Page to Voting and Support Agreement]

THE MARIE CROATTI CC TRUST – 2006

By:	/s/ Cynthia Croatti
Cynthia Croatti, Trustee

By:	/s/ Cecelia Levenstein
Cecelia Levenstein, Trustee

[Signature Page to Voting and Support Agreement]

/s/ Cynthia Croatti
Cynthia Croatti

[Signature Page to Voting and Support Agreement]

THE CECELIA LEVENSTEIN FAMILY GST TRUST – 2006

By:	/s/ Cynthia Croatti
Cynthia Croatti, Trustee

[Signature Page to Voting and Support Agreement]

THE CECELIA LEVENSTEIN NON-GST TRUST – 2006

By:	/s/ Cynthia Croatti
Cynthia Croatti, Trustee

[Signature Page to Voting and Support Agreement]

GST FAMILY TRUST UNDER ARTICLE FIFTH UNDER THE RONALD D. CROATTI TRUST – 1993

By:	/s/ Carol J. Croatti
Carol J. Croatti, Trustee

By:	/s/ Matthew C. Croatti
Matthew C. Croatti, Trustee

[Signature Page to Voting and Support Agreement]

IAN CROATTI 2020 GST TRUST

By:	/s/ Matthew C. Croatti
Matthew C. Croatti, Trustee

[Signature Page to Voting and Support Agreement]

LEO CROATTI 2020 GST TRUST

By:	/s/ Matthew C. Croatti
Matthew C. Croatti, Trustee

[Signature Page to Voting and Support Agreement]

/s/ Matthew Croatti
Matthew Croatti

[Signature Page to Voting and Support Agreement]

THE CYNTHIA CROATTI NON-GST TRUST – 2006

By:	/s/ Michael Patrick
Michael Patrick, Trustee

[Signature Page to Voting and Support Agreement]

/s/ Cecelia Levenstein
Cecelia Levenstein

[Signature Page to Voting and Support Agreement]

THE CYNTHIA CROATTI FAMILY GST TRUST – 2006

By:	/s/ Cecelia Levenstein
Cecelia Levenstein, Trustee